UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On October 8, 2025, upon the recommendation of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of CenterPoint Energy, Inc. (the “Company”), the Board approved certain changes to its leadership structure that the Board believes to be in the best interests of the Company and its shareholders at this time.

Upon the unanimous recommendation of the Committee, the Board unanimously appointed Jason P. Wells, Chief Executive Officer and President of the Company, to serve as Chair of the Board, effective immediately. Mr. Wells has served as a director on the Board since January 5, 2024. The Board appointed Mr. Wells to serve as Chair of the Board to, among other things, leverage his deep knowledge of the Company’s business and experience in the utility industry, strong relationships with key Company stakeholders, focus on energy priorities important to the Company’s customer base and the communities it serves, and ability to lead the Board and management as the Company embarks on its long-term strategy, including executing its new 10-year $65 billion capital plan.

In addition, upon the unanimous recommendation of the Committee, the Board unanimously approved the creation of a Lead Director of the Board position and the independent directors of the Board unanimously appointed independent director Christopher H. Franklin to serve as the Lead Director, effective immediately. The independent directors of the Board appointed Mr. Franklin to serve as the Lead Director of the Board due to, among other things, his significant leadership experience in the utility industry (including, but not limited to, serving as Chief Executive Officer of a public utility company), his extensive public company and board experience, and his strong communication skills. The duties of the Lead Director position are set forth in the Company’s amended Corporate Governance Guidelines, which are available on the Company’s website at https://investors.centerpointenergy.com/governance. Our website and the information contained on or connected to that site are not incorporated into this Current Report on Form 8-K.

The information set forth in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 9, 2025	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel